UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2014 (June 12, 2014)

GASTAR EXPLORATION INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35211	38-3531640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensation Arrangements of Certain Officers.

(e)    Amendment and Restatement of Gastar Exploration Inc. Long-Term Incentive Plan.

As described in Item 5.07 below, on June 12, 2014 at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Gastar Exploration Inc. (the “Company”), the Company’s stockholders approved an amendment and restatement to the Gastar Exploration Inc. Long-Term Incentive Plan in order to, among other things, increase the number of shares reserved for issuance under the plan by 3,000,000 shares and make certain other changes to the plan.

A summary of the Amended and Restated Gastar Exploration Inc. Long-Term Incentive Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 2, 2014 (the “Proxy Statement”). That summary and the above description of the Amended and Restated Gastar Exploration Inc. Long-Term Incentive Plan do not purport to be complete and are qualified in their entirety by reference to the Amended and Restated Gastar Exploration Inc. Long-Term Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 12, 2014, the Company held its 2014 Annual Meeting of Stockholders. As of April 22, 2014, the record date for the Annual Meeting, 61,818,331 shares of common stock were issued and outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by the stockholders and the final voting results for each such matter are set forth below.

Proposal 1 - Election of Directors to the Board

The Company's stockholders voted to elect the following persons as directors to serve for terms of one year until the next annual meeting or until their successors have been elected and qualified. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Vote
John H. Cassels	32,453,222	405,334	20,052,614
Randolph C. Coley	31,212,900	1,645,656	20,052,614
Robert D. Penner	32,318,004	540,552	20,052,614
J. Russell Porter	32,492,618	365,938	20,052,614
John M. Selser Sr.	32,492,306	366,250	20,052,614

Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company's stockholders voted to approve a proposal to ratify the appointment of BDO USA, LLP as its independent registered public accounting firm for the year ending December 31, 2014. The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
52,333,579	324,177	253,414	—

Proposal 3 - Advisory Vote on Executive Compensation

The Company's stockholders voted on a non-binding basis to approve the compensation of our named executive officers as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the Securities Exchange Commission (“SEC”). The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
22,262,282	10,357,425	238,847	20,052,616

Proposal 4 - Approval of the Amended and Restated Gastar Exploration Inc. Long-Term Incentive Plan

The Company's stockholders voted to approve the Amended and Restated Gastar Exploration Inc. Long-Term Incentive Plan and the material terms of the performance goals thereunder. The voting results were as follows:

Votes For	Votes Against	Votes Abstain(1)	Broker Non-Vote
19,966,853	12,720,709	170,993	20,052,615
______________________
(1) An abstention has the same effect as a vote “against” Proposal 4.

For additional information on these proposals, please see the Proxy Statement.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.        Description of Document

10.1
Amended and Restated Gastar Exploration Inc. Long-Term Incentive Plan (incorporated by reference to Annex A to Gastar's Definitive Proxy Statement on Schedule 14A filed on May 2, 2014 (File No. 001-35211)).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2014	GASTAR EXPLORATION INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.        Description of Document

10.1
Amended and Restated Gastar Exploration Inc. Long-Term Incentive Plan (incorporated by reference to Annex A to Gastar's Definitive Proxy Statement on Schedule 14A filed on May 2, 2014 (File No. 001-35211)).